                            SCHEDULE 14A INFORMATION

                       PROXY STATEMENT PURSUANT TO SECTION
                  14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant

Check the appropriate box:

[ X ]  Preliminary Proxy Statement          [   ]  Confidential, For Use of the Commission
[   ]  Definitive Proxy Statement                  Only (as permitted by Rule 14a-6(e)(2))
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Under Rule 14a-12

                                 HighMark Funds
                             1 Freedom Valley Drive

                                 Oaks, PA 19456

                (Name of Registrant as Specified in its Charter)

                            Martin E. Lybecker, Esq.
                                  Ropes & Gray
                               One Franklin Square
                       1301 K Street, N.W., Ste. 800 East

                             Washington, D.C. 20005

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[ X ]    No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:  N/A

(2)      Aggregate number of securities to which transaction applies:  N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined).: N/A

(4)      Proposed maximum aggregate value of transaction:  N/A

Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)  Amount previously paid:  N/A
2)  Form, Schedule or Registration Statement No.:  N/A
3)  Filing Party:  N/A
4)  Date Filed:  N/A

Notes:

                        IMPORTANT SHAREHOLDER INFORMATION

                                 HIGHMARK FUNDS

                              HighMark Growth Fund

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to your HighMark Fund. The proxy card may be completed by checking the appropriate box voting for or against the specific proposal relating to your HighMark Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us (or vote by telephone or the Internet). Voting your proxy, and doing so promptly, enables the Fund to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

Please take a few moments to exercise your right to vote. Thank you.

                         [FRONT COVER OF PROXY PACKAGE]

                                 HIGHMARK FUNDS

                              HIGHMARK GROWTH FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON SEPTEMBER 28, 2001

     Notice is hereby given that a Special Meeting of the Shareholders ("Special Meeting") of the HighMark Growth Fund (the "Fund"), separate series of HighMark Funds (the "Trust"), will be held at 3:00 p.m. (Eastern Time) on September 28, 2001 at the offices of SEI Investments Mutual Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, for the following purposes:

     1. To approve an Investment Sub-Advisory Agreement between HighMark Capital Management, Inc., ("HCM") and Waddell & Reed Investment Management Company ("WRIMCO" or "Sub-Adviser") with respect to the HighMark Growth Fund;

     2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each Shareholder is invited to attend the Special Meeting in person.

     Shareholders of record at the close of business on July 31, 2001 (the "Shareholders") are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

                                            By Order of the Trustees

                                            William E. Zitelli, Jr.
                                            SECRETARY

August 14, 2001

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

To Shareholders of
HighMark Growth Fund

         The purpose of this proxy is to announce that a Special Meeting of Shareholders (the "Meeting") of the HighMark Growth Fund (the "Fund"), a separate series of HighMark Funds (the "Trust"), has been scheduled for September 28, 2001. The purpose of this Meeting is to submit to the Shareholders a vote to approve an Investment Sub-Advisory agreement between HighMark Capital Management, Inc. ("HCM" or the "Adviser") and Waddell & Reed Investment Management Company ("WRIMCO" or the "Sub-Adviser").

         While you are, of course, welcome to join us at the Meeting, most Shareholders vote by filling out and signing the enclosed proxy card (or by telephone or the Internet). In order to conduct the Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Meeting, we need your vote. Please vote by telephone or the Internet, or mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

         We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call your account administrator, investment representative, or HighMark Funds directly at 1-800-433-6884.

         Your vote is very important to us. As always, we thank you for your confidence and support.

                                            Sincerely,


                                            James R. Foggo
                                            President
                                            HighMark Funds

              PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
                     (OR VOTE BY TELEPHONE OR THE INTERNET)
                           YOUR VOTE IS VERY IMPORTANT

                                 HIGHMARK FUNDS

Q. WHY IS THE BOARD OF TRUSTEES PROPOSING TO ADOPT AN INVESTMENT SUB-ADVISORY AGREEMENT?

A. The Board of Trustees of HighMark Funds is proposing the adoption of this Investment Sub-Advisory Agreement because the Board believes that that addition of WRIMCO, with its extensive experience and proven track record managing large cap equities, would be beneficial to the Fund. In unanimously approving the proposed Investment Sub-Advisory Agreement for the Fund and recommending its approval by Shareholders, the Board of Trustees, including the independent Trustees, considered the best interests of Shareholders of the Fund and took into account all factors they deemed relevant. The factors considered by the Trustees included the nature, quality and extent of the service to be provided by WRIMCO and data on investment performance, management fees and expense ratios of comparative funds. After considering these factors, including the recommendation of HCM, the Trustees concluded that the proposed Investment Sub-Advisory Agreement for the Fund would be beneficial to the Fund and to its Shareholders.

Q. WILL APPROVAL OF THE INVESTMENT SUB-ADVISORY AGREEMENT RESULT IN ANY ADDITIONAL SHAREHOLDER EXPENSE?

A. No. Under the proposed Investment Sub-Advisory Agreement, HCM will continue to have full responsibility for providing investment advisory services to the Fund and will compensate WRIMCO at its sole expense.

Q.   WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. In order to conduct the Shareholder Meeting, a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares outstanding for the Fund as of July 31, 2001. In the event that not enough shareholders return the enclosed proxy ballot card to achieve quorum, we will be forced to incur additional expenses associated with additional solicitations. In order to avoid additional costs, please return the completed proxy ballot as soon as possible.

Q.   HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of HighMark Funds, including the independent Trustees, recommends that you vote "FOR" adopting the proposed Investment Sub-Advisory Agreement for the Fund. The Board also wishes to urge you to vote and return all the proxy ballot cards you receive.

Q.   WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact your account administrator, investment representative, or HighMark Funds directly at 1-800-433-6884.

             THE INFORMATION PROVIDED IN THIS "Q&A" IS SUPPORTED BY
            DISCLOSURES CONTAINED IN THE ACCOMPANYING PROXY STATEMENT

                                 HIGHMARK FUNDS

                              HIGHMARK GROWTH FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                            ------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 28, 2001

                              ---------------------

                                 PROXY STATEMENT

         The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of HighMark Funds (the "Trust") on behalf of HighMark Growth Fund (the "Fund"). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Trust at the above address or by appearing personally and electing to vote on September 28, 2001 at the Special Meeting of Shareholders of the Fund at 3:00 p.m. (Eastern Time) at One Freedom Valley Drive, Oaks, Pennsylvania 19456 (such meeting and any adjournment thereof is referred to herein as the "Special Meeting"). The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne by the Trust. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust or SEI Investments Mutual Funds Services ("SEI"), the Trust's administrator pursuant to an administration agreement between SEI and the Trust dated February 15, 1997. In the event that the Shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those Shares in favor of such proposal(s).

         Only Shareholders of record at the close of business on July 31, 2001 will be entitled to vote at the Special Meeting. On July 31, 2001, the Fund had outstanding __________________ shares of beneficial interest ("Shares"), each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote on each matter to be acted upon at the Special Meeting. This proxy statement and the enclosed proxy card will be sent to Shareholders of record on or about August 14, 2001.

         The Trust's Declaration of Trust and Bylaws do not provide for annual shareholder meetings, and no such meetings are planned for 2001. Proposals that shareholders would like to have included in a proxy statement for any future meeting must be received by the Trust within a reasonable period of time prior to printing and mailing proxy material for such meeting.

         For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special

Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

         The Trust's executive offices are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

         The Trust's investment adviser is HighMark Capital Management, Inc., 475 Sansome Street, San Francisco, CA 94111, a wholly-owned subsidiary of UnionBanCal Corporation, the holding company of Union Bank of California, N.A. UnionBanCal Corporation is a publicly held corporation, which is principally held by The Bank of Tokyo-Mitsubishi, Ltd.

         The Trust's administrator and distributor are SEI Investments Mutual Funds Services and SEI Investments Distribution Co., respectively, each located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

A COPY OF THE FUND'S ANNUAL REPORT DATED JULY 31, 2000 AND SEMI-ANNUAL REPORT DATED JANUARY 31, 2001 IS AVAILABLE UPON REQUEST AND MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-800-433-6884.

                                  INTRODUCTION

         This Special Meeting is being called for the following purposes: (1) to approve an Investment Sub-Advisory Agreement between HighMark Capital Management, Inc. ("HCM" or the "Investment Adviser") and Waddell & Reed Investment Management Company ("WRIMCO" or "Sub-Adviser") with respect to the Fund; and (2) to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         Approval of each of the Proposals requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund.

                                  PROPOSAL (1)

                  APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT
                    BETWEEN HIGHMARK CAPITAL MANAGEMENT, INC.
                AND WADDELL & REED INVESTMENT MANAGEMENT COMPANY

         On July 10, 2001, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, as defined in the 1940 Act, unanimously approved on behalf of the Fund the proposed Investment Sub-Advisory Agreement between HCM and WRIMCO. A copy of the proposed Investment Sub-Advisory Agreement between HCM and WRIMCO is included as Exhibit A to this proxy statement. Under the proposed Investment Sub-Advisory Agreement, WRIMCO would act as Sub-Adviser to the Fund with regard to selecting the Fund's investments and placing all orders for purchases and sales of the Fund's securities, subject to the general supervision of the HighMark Funds' Board of Trustees and HCM and in accordance with the Fund's investment objective, policies and restrictions.

         Consideration of the proposed Sub-Advisory Agreement is being requested because the Board of Trustees and HCM believe that it would be in the shareholders' best interests to have talented investment personnel with extensive experience and a proven track record with large cap equities managing the Fund's assets. Specifically, the Trustees believe that it would be beneficial to the Fund and its shareholders to add a sub-adviser with the large cap growth expertise of WRIMCO.

         Here are some of the factors you should consider in determining whether to approve the proposed Sub-Advisory Agreement:

         - The Board of Trustees has unanimously approved the proposed Sub-Advisory Agreement;

         - There will be no change in the Fund's investment objective or policies as a result of approval of the proposed Sub-Advisory Agreement;

         - WRIMCO will manage the day-to-day investment program of the Fund subject to the general supervision of the Board of Trustees and HCM;

         - HCM will continue to review, supervise and administer the Fund's investment program; and

         - There will be no change in the fees payable by the Fund to HCM for advisory services as a result of approval of the proposed Sub-Advisory Agreement.

CURRENT INVESTMENT ADVISORY CONTRACT

         At the present time, HCM serves as investment adviser to the Trust pursuant to an investment advisory agreement dated September 1, 1998 (the "Investment Advisory Agreement"). The Investment Advisory Agreement was last submitted to a vote of shareholders of the Fund on March 11, 1998. The Investment Advisory Agreement will continue in effect as to the Fund from year to year, if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding shares of the Fund and, in either case, by a majority of the Trustees who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. The Trust's Board of Trustees renewed the Investment Advisory Agreement at their quarterly meeting on June 20, 2001. The Investment Advisory Agreement may be terminated as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Investment Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

         Under the Investment Advisory Agreement, HCM may make the day-to-day investment decisions for the Fund or employ a sub-adviser at its expense to provide day-to-day management. Regardless of whether it employs a sub-adviser, HCM continuously reviews, supervises and administers the Fund's investment programs. As consideration for its services, the Investment Adviser is entitled to a fee of sixty one-hundredths of one percent (0.60%) of the Fund's average daily net assets.(1) For the fiscal year ended July 31, 2000, the Investment Adviser received from the Fund $4,824,757 in investment advisory fees.

PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT FOR THE GROWTH FUND

         Under the proposed Investment Sub-Advisory Agreement, if approved, HCM will continue to have full responsibility for providing investment advisory services to the Fund. HCM will discharge this responsibility in part through retention of WRIMCO, at HCM's sole expense, to manage the day-to-day investment program of the Fund. HCM will oversee the activities of WRIMCO and will be responsible for setting any policies it deems appropriate for WRIMCO's activities, subject to the direction of the Fund's Trustees. Shareholders of the Fund will continue to receive the benefits of HCM's supervision of the management of the Fund and, under the proposed arrangement, will receive the additional benefit of WRIMCO's investment advisory services. The combined contributions of HCM and WRIMCO to the Fund's management should enhance the level of service to the Shareholders.

---------------
         (1) The Investment Adviser and the Fund's administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.35% for Class A Shares, 1.85% for Class B Shares, 1.85% for Class C Shares, and 1.10% for Fiduciary Shares for the Fund for the period beginning November 30, 2000 and ending on November 29, 2001.

         Pursuant to the proposed Investment Sub-Advisory Agreement, WRIMCO would serve as the Sub-Adviser to the Fund pursuant to a Sub-Advisory Agreement with HCM. Under the Sub-Advisory Agreement, WRIMCO would manage the Fund, select its investments and place all orders for purchases and sales of securities, subject to the general supervision of the HighMark Funds' Board of Trustees and HCM and in accordance with the Fund's investment objectives, policies and restrictions. More specifically, WRIMCO would perform the following services for the Fund: (i) provide investment research and credit analysis concerning the Fund's investments; (ii) conduct a continual program of investment of the Fund's assets; (iii) place orders for all purchases and sales of the investments made for the Fund; (iv) maintain the books and records required in connection with its duties hereunder; and (v) keep the Investment Adviser informed of developments materially affecting the Fund. WRIMCO will bear those expenses expressly stated to be payable by it under the Investment Sub-Advisory Agreement.

         In consideration for the services provided and expenses assumed under the Investment Sub-Advisory Agreement, HCM has agreed to pay WRIMCO a fee, computed daily and paid monthly, at an annual rate of 0.30% of the Fund's average daily net assets. HCM will bear the sole responsibility for the payment of the sub-advisory fee to WRIMCO.

         The proposed Investment Sub-Advisory Agreement will become effective on the date approved by the Shareholders and, unless sooner terminated, will continue for an initial term ending in two years. Thereafter, the Investment Sub-Advisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by the vote of a majority of the outstanding Shares of the Fund, and, in either case, by a majority of the Trustees who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. The proposed Investment Sub-Advisory Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act or termination of the Investment Advisory Agreement.

         The Trustees recommend that the Shareholders of the Fund vote to approve the proposed Investment Sub-Advisory Agreement, thereby appointing WRIMCO as the Investment Sub-Adviser to the Fund. Approval by Shareholders of the Investment Sub-Advisory Agreement will not result in an increase in the contractual rate of any advisory or sub-advisory fees payable by the Fund, but will result in the payment of the sub-advisory fees by HCM to WRIMCO. Such sub-advisory fees are borne solely by HCM and not by the Fund.

         The Investment Sub-Advisory Agreement provides that WRIMCO will not be liable to HCM, the Trust or any Shareholder of the Fund for any act or omission in the course of, or connected with its services under the Investment Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from willful misfeasance, bad faith, or gross negligence, or reckless disregard by WRIMCO of its obligations or duties under the Agreement.

         In unanimously approving the proposed Investment Sub-Advisory Agreement and recommending its approval by Shareholders, the Board of Trustees, including the independent Trustees, considered the best interests of Shareholders of the Fund and took into account all factors they deemed relevant. The factors considered by the independent Trustees included the nature, quality and extent of the service to be provided by WRIMCO and data on investment performance, management fees and expense ratios of competitive funds. Specifically, the

Trustees considered the information presented to them by HCM and WRIMCO and the qualifications of WRIMCO to act as a sub-adviser to the Fund, including the background and experience of WRIMCO's key management personnel who would assume day-to day portfolio management responsibility for the Fund. The Trustees also considered the performance history of WRIMCO with regard to managing investment portfolio's similar to the Fund. Additionally, the Trustees considered HCM's due diligence review of WRIMCO and recommendation to engage WRIMCO as the Sub-Adviser of the Fund. After considering these factors, the Trustees concluded that the proposed Investment Sub-Advisory Agreement would be beneficial to the Fund and to its Shareholders.

         In the event that holders of a majority of the outstanding Shares of the Fund vote in the negative with respect to the proposed Investment Sub-Advisory Agreement, the Trustees will consider such further action as they may determine to be in the best interests of the Fund's Shareholders.

    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO
            APPROVE THE PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT THE INVESTMENT ADVISER

         HighMark Capital Management, Inc., ("HCM") serves as investment adviser of the HighMark Funds and manages their investment portfolios on a day-to-day basis under the supervision of HighMark Funds' Board of Trustees.

         HCM is a subsidiary of UnionBanCal Corporation, the holding company of Union Bank of California, N.A. UnionBanCal Corporation is a publicly held corporation, which is principally held by The Bank of Tokyo-Mitsubishi, Ltd. As of March 31, 2001, UnionBanCal Corporation and its subsidiaries had approximately $35.8 billion in consolidated assets. As of the same date, HCM had over $19 billion in assets under management. HCM (and its predecessors), with a team of approximately 50 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

         The name, address, and principal occupation of the principal executive officers and each director of the Investment Adviser are as follows:

                                                                                                 TYPE OF
POSITION WITH THE ADVISER        NAME                             PRINCIPAL OCCUPATION           BUSINESS
Director, Chairman of the Board  Piet Westerbeek III              Executive Vice President       Institutional
                                                                  Union Bank of California       Services and Asset
                                                                  445 S. Figueroa Street         Management
                                                                  Los Angeles, CA  90071

                                                                                                 TYPE OF
POSITION WITH THE ADVISER        NAME                             PRINCIPAL OCCUPATION           BUSINESS
Director                         Richard C. Hartnack              Vice Chairman                  Banking
                                                                  Union Bank of California
                                                                  445 S. Figueroa Street
                                                                  Los Angeles, CA  90071

Director                         Akifumi Tamagawa                 Executive Vice President       Banking
                                                                  and Manager
                                                                  Office of the President
                                                                  Union Bank of California
                                                                  400 California Street
                                                                  San Francisco, CA 94104

Director                         Honoria F. Vivell                Executive Vice President       Banking
                                                                  Community Banking Group
                                                                  Union Bank of California
                                                                  445 S. Figueroa Street
                                                                  Los Angeles, CA  90071

Senior Vice President and        Jeffrey L. Boyle                 Senior Vice President          Institutional
Sales Manager                                                     Union Bank of California       Services and Asset
                                                                  475 Sansome Street             Management
                                                                  San Francisco, CA  94111

Secretary                        John J. King                     Senior Vice President and      Banking
                                                                  Associate General
                                                                    Counsel
                                                                  Union Bank of California
                                                                  400 California Street
                                                                  San Francisco, CA  94104

Assistant Treasurer              Kristin M. Friedman              Vice President                 Banking
                                                                  Administration and Support
                                                                  Group
                                                                  Union Bank of California
                                                                  400 California Street
                                                                  San Francisco, CA 94104

Compliance Officer and           Teresita Ching                   HighMark Capital Management    Investment
Assistant Secretary                                               475 Sansome Street             Management
                                                                  San Francisco, CA  94111

President, Chief Executive       Luke C. Mazur                    President, CEO & CIO           Investment
Officer and Chief Investment                                      HighMark Capital Management    Management
Officer                                                           475 Sansome Street
                                                                  San Francisco, CA  94111


Managing Director                R. Gregory Knopf                 HighMark Capital Management    Investment
                                                                  445 S. Figueroa Street         Management
                                                                  Los Angeles, CA  90071

                                                                                                 TYPE OF
POSITION WITH THE ADVISER        NAME                             PRINCIPAL OCCUPATION           BUSINESS
Managing Director & Chief        Kevin  A. Rogers                 HighMark Capital Management    Investment
Financial Officer                                                 18300 Von Karman Avenue        Management
                                                                  Irvine, CA  92715

INFORMATION ABOUT WADDELL & REED INVESTMENT MANAGEMENT COMPANY

         WRIMCO is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Kansas corporation. WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. a Delaware corporation., which, in turn, is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc. a Missouri corporation. Waddell & Reed Financial Services, Inc. is a wholly owned subsidiary of Waddell & Reed Financial, Inc. (Waddell & Reed"), a Delaware corporation and publicly held company. WRIMCO's principal address is 6300 Lamar Avenue, Overland Park, Kansas 66202. As of March 31, 2001, WRIMCO managed over $32.2 billion in assets.

         Set forth below are the names and titles of the directors and executive officers of WRIMCO. Unless otherwise noted, the address of each individual is 6300 Lamar Avenue, Overland Park, Kansas 66202.

NAME AND ADDRESS                        POSITION(S) HELD WITH WRIMCO            PRINCIPAL OCCUPATION
Keith A. Tucker                         Chairman of the Board and Director      N/A

Henry J. Herrmann                       Chief Executive Officer, Chief          N/A
                                        Investment Officer, President and
                                        Director

Robert L. Hechler                       Executive Vice President, Treasurer,    N/A
                                        Principal Financial Officer and
                                        Director

Daniel C. Schulte                       Senior Vice President,                  N/A
                                        General Counsel and Secretary


         If approved by shareholders, the Fund will be managed by Daniel Becker and Philip Sanders, both of whom are Senior Vice Presidents of WRIMCO. Mr. Becker has more than 12 years of investment and research experience and has been with WRIMCO since 1989. Mr. Becker holds a BS in mathematical economics from the University of Wisconsin at Madison and an MS in finance, investments and banking from the University of Wisconsin Graduate School of Business. Mr. Sanders has more than 13 years of investment and research experience and has been with WRIMCO since 1998. Prior to joining WRIMCO, Mr. Sanders had been a portfolio manager at Banc of America Capital Management since 1992. Mr. Sanders holds a BA in economics from the University of Michigan and an MBA from the University of North Carolina at Charlotte.

         The following table shows other investment companies advised by WRIMCO with investment objectives similar to the Fund.

                                    MOST RECENT                                                ADVISORY FEE
                                    FISCAL YEAR                                                PAID AS OF FISCAL
                                    END            ASSETS AS OF             ADVISORY           YEAR END
FUND NAME                                          FISCAL YEAR END          FEE RATE
W&R Funds, Inc.                     3/31/01        $28,267,227              0.70%              $69,709
Large Cap Growth Fund

Waddell & Reed                      9/30/00*       $2,137,751,465           0.66%              $17,984,866
Advisors Vanguard Fund, Inc.

*Effective 6/30/01, this fund's fiscal year end changed to 6/30/01. Advisory fee information for that fiscal year end was not available as of the date of this proxy statement.

         WRIMCO will determine the allocation of portfolio transactions, subject to guidelines established by HCM, to various dealers using its best judgment and in a manner deemed fair and reasonable to Shareholders. Within the guidelines set forth by applicable law and giving primary consideration to prompt execution of orders in an effective manner at the most favorable price, WRIMCO may, when placing portfolio transactions for securities, cause the Fund to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction in return for research products and/or services provided to WRIMCO or HCM. Information so received is in addition to and not in lieu of services required to be performed by WRIMCO or HCM and does not reduce the advisory fees payable to HCM by the Trust or the sub-advisory fee payable to WRIMCO by HCM.

         WRIMCO is not affiliated with HCM. No Trustee of the Trust has owned any securities, or has had any material interest in, or a material interest in a material transaction with, WRIMCO or its affiliates since the beginning of the Fund's most recent fiscal year. No officer or Trustee of the Trust is an officer, employee, director, general partner or shareholder of WRIMCO.

INFORMATION ABUT THE ADMINISTRATOR AND DISTRIBUTOR

         SEI Investments Mutual Funds Services (the "Administrator"), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456, serves as the Trust's administrator. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator.

         SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, serves as distributor to the Fund.

                         AFFILIATED BROKER TRANSACTIONS

         In the fiscal year ended July 31, 2000, no brokerage commissions were paid to affiliated brokers of the Fund, HCM or WRIMCO on account of trading for the Fund.

                          OTHER MATTERS AND DISCRETION
                          OF PERSONS NAMED IN THE PROXY

         While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business stated in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at said Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

         If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its or their approval have been received and it is otherwise appropriate.

         Shareholder proposals to be presented at any future meeting of Shareholders of the Fund must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusions in the proxy materials relating to that meeting.

         As of July 31, 2001, HCM and its bank affiliates were the Shareholders of record of __% of the Fund's Shares and owned beneficially ___% of the Fund's Shares. As a consequence, HCM may be deemed to be a controlling person of the Fund under the 1940 Act.

         The following table sets forth, as of July 31, 2001 (unless otherwise indicated), the beneficial ownership of each shareholder known to management of the Fund to own beneficially more than 5% of the outstanding Shares of the Fund. Unless otherwise indicated, the beneficial owner set forth in the table has sole voting and investment power.

                      HIGHMARK GROWTH FUND - CLASS A SHARES

------------------------------------------------ -------------------------------------------- ------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER             NUMBER OF SHARES OWNED                       PERCENT OF CLASS
------------------------------------------------ -------------------------------------------- ------------------------

------------------------------------------------ -------------------------------------------- ------------------------

------------------------------------------------ -------------------------------------------- ------------------------

------------------------------------------------ -------------------------------------------- ------------------------

------------------------------------------------ -------------------------------------------- ------------------------

------------------------------------------------ -------------------------------------------- ------------------------

------------------------------------------------ -------------------------------------------- ------------------------

------------------------------------------------ -------------------------------------------- ------------------------

                      HIGHMARK GROWTH FUND - CLASS B SHARES

------------------------------------------------ -------------------------------------------- ------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER             NUMBER OF SHARES OWNED                       PERCENT OF CLASS
------------------------------------------------ -------------------------------------------- ------------------------

------------------------------------------------ -------------------------------------------- ------------------------

------------------------------------------------ -------------------------------------------- ------------------------

------------------------------------------------ -------------------------------------------- ------------------------

------------------------------------------------ -------------------------------------------- ------------------------

------------------------------------------------ -------------------------------------------- ------------------------

------------------------------------------------ -------------------------------------------- ------------------------

                      HIGHMARK GROWTH FUND - CLASS C SHARES

------------------------------------------------ -------------------------------------------- ------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER             NUMBER OF SHARES OWNED                       PERCENT OF CLASS
------------------------------------------------ -------------------------------------------- ------------------------

------------------------------------------------ -------------------------------------------- ------------------------

------------------------------------------------ -------------------------------------------- ------------------------

------------------------------------------------ -------------------------------------------- ------------------------

------------------------------------------------ -------------------------------------------- ------------------------

------------------------------------------------ -------------------------------------------- ------------------------

------------------------------------------------ -------------------------------------------- ------------------------

                     HIGHMARK GROWTH FUND - FIDUCIARY SHARES

------------------------------------------------ -------------------------------------------- ------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER             NUMBER OF SHARES OWNED                       PERCENT OF CLASS
------------------------------------------------ -------------------------------------------- ------------------------

------------------------------------------------ -------------------------------------------- ------------------------

------------------------------------------------ -------------------------------------------- ------------------------

------------------------------------------------ -------------------------------------------- ------------------------

------------------------------------------------ -------------------------------------------- ------------------------

------------------------------------------------ -------------------------------------------- ------------------------

------------------------------------------------ -------------------------------------------- ------------------------


         As of July 31, 2001, the Officers and Trustees of the Fund own less than 1% of the outstanding Shares of the Fund.

         If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

August 14, 2001

YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY:

VOTING BY TELEPHONE OR THE INTERNET OR MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES).

IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

                                    EXHIBIT A
                                     FORM OF
                              HIGHMARK GROWTH FUND
                             SUB-ADVISORY AGREEMENT

This AGREEMENT is executed as of _________________, 2001 and made effective as of ___________________, 2001, by and between HIGHMARK CAPITAL MANAGEMENT, INC. (the "Adviser") and WADDELL & REED INVESTMENT MANAGEMENT COMPANY, a Kansas corporation, which is an investment adviser registered under the laws of the United States as an investment adviser under the Investment Advisers Act of 1940 ("Sub-Adviser").

WHEREAS, the Adviser is the investment adviser for the HighMark Funds (the "Trust"), an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended ("`40 Act");

WHEREAS, Adviser's affiliate, Union Bank of California N.A., serves as Custodian for the HighMark Funds and provides certain other services for the Funds;

WHEREAS, SEI Investments Fund Resources is Administrator and SEI Investment Distribution Co. is Distributor of the HighMark Funds (collectively, the "SEI Companies"); and

WHEREAS, Adviser desires to retain Sub-Adviser as its agent to furnish investment sub-advisory services for certain assets of the Trust's Growth Fund (the "Fund").

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. DEFINITIONS. As used herein, the following terms shall have the meanings set forth:

1.1 "33 Act" shall mean the Securities Act of 1933, the rules and regulations issued thereunder, as they may be amended from time to time.

1.2 "40 Act" shall mean the Investment Company Act of 1940, the rules and regulations issued thereunder, as they may be amended from time to time.

1.3 "Administrator" and "Distributor" shall mean SEI Investments Fund Resources and SEI Investments Distribution Co, respectively.

1.4 "Adviser" shall mean HighMark Capital Management, Inc.

1.5 "Adviser's Act" shall mean the Investment Adviser's Act of 1940 and the rules and regulations promulgated thereunder, as they may be amended from time to time

1.6 "Bank" shall mean Union Bank of California, N.A., a national banking association organized under the laws of the United States.

1.7 "Sub-Adviser" shall mean Waddell & Reed Investment Management Company, a company incorporated in Kansas and registered as an investment adviser under the Investment Advisers Act of 1940.

1.8 "Sub-Adviser Assets" shall mean those certain assets of the Fund for which Sub-Adviser will provide investment sub-advisory services.

2. APPOINTMENT. Adviser hereby appoints Sub-Adviser to provide certain sub-advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

3.  DELIVERY OF DOCUMENTS.

3.1 Adviser has furnished or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following:

         (a) Copies of the Declarations of Trust establishing the HighMark Funds and the By-Laws of the Trust;

         (b) Resolutions of the Trust's Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

         (c) The Trust's most recent prospectus and Statement of Additional Information for the Growth Fund (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").; and

         (d) Adviser's Form ADV Part II.

         Adviser will furnish Sub-Adviser with copies of all amendments of or supplements to the foregoing promptly following adoption of such amendments or supplements, and such other materials and documents as Sub-Adviser shall reasonably request.

3.2 Sub-Adviser has furnished or will furnish Adviser with copies properly certified or authenticated of each of the following:

         (a) Form ADV Part II;

         (b) Such other materials and documents as Sub-Adviser shall reasonably request.

Sub-Adviser will furnish Adviser with copies of all amendments of or supplements to the foregoing promptly following adoption of such amendments or supplements.

4.  MANAGEMENT:

4.1 Subject always to the supervision of the Trust's Board of Trustees and of Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, the Sub-Adviser Assets of the Fund entrusted to it hereunder. Sub-Adviser may place all orders for the purchase and sale of securities, on behalf of the Sub-Adviser Assets. Sub-Adviser is also authorized, subject to periodic approvals of authorized persons by the Board of Trustees, to instruct Custodian to settle trades executed on behalf of the Sub-Adviser Assets. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Sub-Adviser Assets, will monitor the Sub-Adviser Assets investments, and will comply with the provisions of the Trust's Declaration of Trust and By-Laws, as amended from time to time, and with the investment objectives, policies and restrictions of the Fund stated in the Fund Prospectus and compliance policies and procedures furnished to the Sub-Adviser by Adviser from time to time. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring the Fund's overall compliance with all applicable state and federal laws and regulations, and Sub-Adviser is only obligated to comply with the provisions of this Agreement with respect to the Sub-Adviser Assets.

4.2 Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Sub-Adviser Assets. Sub-Adviser shall also make itself reasonably available to the Trust's Board of Trustees at such times as the Board of Trustees shall request.

4.3 Sub-Adviser represents and warrants that it is and shall remain in compliance with all applicable United States Securities and Exchange Commission ("SEC") Rules and Regulations pertaining to its investment advisory activities and agrees that it:

         (a) will use at least the same skill and care in providing such services as it uses in providing services to fiduciary accounts in the United States for which it has investment responsibilities;

         (b) will maintain registration with the SEC as an investment adviser under the Advisers Act and will conform with all applicable laws, rules and regulations pertaining to its investment advisory activities;

         (c) will place orders pursuant to its investment determinations for the Sub-Adviser Assets either directly with the issuer or with any broker or dealer. In providing the Sub-Adviser Assets with investment supervision, the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Adviser's other clients may be a party. It is understood that it is desirable for the Sub-Adviser Assets that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Sub-Adviser's Assets with such brokers, subject to the general supervision of, and guidelines from time to time established by, the Adviser and reviewed by the Trust's Board of Trustees with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients.

         On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Sub-Adviser Assets as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Sub-Adviser Assets and to such other clients. In no instance will portfolio securities be purchased from or sold to Adviser, Sub-Adviser, the SEI Companies, or any affiliated person of any of the Trust, Adviser, the Sub-Adviser, or the SEI Financial Services Company, or any entity that Adviser has identified to the Sub-Adviser in writing, except as may be permitted under the `40 Act.

         (d) will report regularly to Adviser and will make appropriate persons available for the purpose of reviewing at reasonable times the management of the Sub-Adviser Assets with representatives of Adviser and the Board of Trustees, including, without limitation, review of the general investment strategy of the Sub-Adviser Assets, the overall performance of the Sub-Adviser Assets in relation to standard industry indices which have been agreed upon between Adviser and Sub-Adviser and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

         (e) will maintain books and records with respect to the Trust's securities transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the `40 Act and will furnish Adviser and the Trust's Board of Trustees such periodic and special reports as the Adviser or Board of Trustees may request;

         (f) will act upon instructions from Adviser that are consistent with the fiduciary duties undertaken hereunder; and

         (g) will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

Sub-Adviser shall have the right to execute and deliver, or cause its nominee to execute and deliver, all proxies and notices of meetings and other notices affecting or relating to the securities of the Sub-Adviser Assets. Sub-Advisor shall not be responsible for voting any proxies relating to securities of the Sub-Advisor Assets which proxies have a record date prior to the effective date of this Agreement or on or after the date of any termination of this Agreement.

Advisor acknowledges and agrees that Sub-Advisor shall have no responsibility for filing claims on behalf of the Sub-Advisor Assets with respect to any class action, bankruptcy proceeding or any other action or proceeding in which the Sub-Advisor Assets may be entitled to participate as a result of its securities holding.

4.4 Sub-Advisor will diligently perform services as defined under this Agreement. However, Sub-Advisor makes no representations or guarantees whatsoever that the objective(s) of the Fund will be achieved or that the Sub-Adviser Assets will outperform its benchmark as set forth in Schedule B.

5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the `40 Act, Sub-Adviser hereby agrees that certain records which it maintains for the Trust are the property of the Trust also and further agrees to surrender promptly to the Trust a duplicate of any of such records, upon the Trust's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the `40 Act the records required to be maintained by subparagraphs (b)(5), (6), (7), (9), (10) and

(11) and paragraph (f) of Rule 31a-1 under the `40 Act for the Sub-Adviser Assets. Sub-Adviser may delegate its responsibilities under this Section to affiliates that perform custody and/or fund accounting services for the Sub-Adviser Assets, which delegation shall not, however, relieve the Sub-Adviser of its responsibilities under this paragraph 5.

6. EXPENSES. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Trust, unless otherwise stated in this Agreement. The Sub-Adviser shall not be responsible for expenses incurred by the Trust, the Fund or the Adviser.

7. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, Adviser shall pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee computed on the average daily net assets of the Fund subject to this Agreement, calculated as of the last business day of each calendar month, and payable within 30 days of the end of each month, in accordance with Schedule A hereto. From time to time, Sub-Adviser may, in its sole discretion, agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

8. SERVICES TO OTHERS. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies. Adviser has no objection to Sub-Adviser's acting in such capacities, as long as such services do not impair the services rendered to Adviser or the Trust. Adviser recognizes, and has advised the Trust's Board of Trustees that, in some cases, this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

9. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any error or judgment or for any loss suffered by the Sub-Adviser Assets or Adviser in connection with performance of its obligations under this Agreement or for having executed Advisor's instructions, except a loss resulting from a breach of Sub-Adviser's fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the `40 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its obligations or in failing to perform its obligations under this Agreement, except as may otherwise be provided under provisions of applicable state or federal law which cannot be waived or modified hereby.

10. INDEMNIFICATION. Adviser and Sub-Adviser each agree to indemnify the other against any claim, loss or liability (including reasonable attorneys' fees) arising out of any action taken or not taken in the performance of its obligations under this which constitutes willful misfeasance, bad faith or gross negligence.

11. DURATION AND TERMINATION. This Agreement will become effective as of the date hereof, provided that it has been approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements under the `40 Act, and, unless sooner terminated as provided therein, will continue in effect for two (2) years.

Thereafter, if not terminated, this Agreement will continue in effect for the Sub-Adviser Assets for successive periods of 12 months, each ending on the day preceding the annual anniversary of the Agreement's effective date, provided that such continuation is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of the Trust, Sub-Adviser, or Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of majority of all votes attributable to the outstanding Shares of the Fund.

Notwithstanding the foregoing, this Agreement may be terminated as to the Sub-Adviser Assets at any time, without the payment of any penalty, on sixty
(60) day's written notice by the Adviser to Sub-Adviser. This Agreement may be terminated at any time, without the payment of any penalty, on 120 day's written notice by the Sub-Adviser to Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning of such terms in the `40 Act.)

12. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13. SUB-ADVISER INFORMATION. During the terms of this Agreement, Adviser agrees to furnish the Sub-Adviser at Sub-Adviser's principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of the Fund, the Trust or the public that refer to the Sub-Adviser. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser in any way are consistent with those materials previously published. Sales literature may be furnished to the Sub-Adviser by first-class or overnight mail, facsimile transmission equipment or hand delivery.

14. SEVERABILITY. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

15. NOTICES. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed as set forth below:


TO ADVISER AT:
HighMark Capital Management, Inc.
475 Sansome Street
Post Office Box 45000
San Francisco, CA  94104
Attention:  Luke Mazur, President

TO THE SUB-ADVISER AT:
Waddell & Reed Investment Management Company
6300 Lamar Avenue
Shawnee Mission, KS 66202
Attention:  Lawrence J. Cipolla
             Vice President

With a copy to the Legal Department at the same address

TO THE TRUST OR THE FUND AT:
HighMark Funds
c/o SEI Investments Fund Resources
and SEI Investments Distribution Co.
One Freedom Valley Rd.
Oaks, Pennsylvania  19456
Attention:   Legal Department

Parties agree that they shall not be bound by the terms of any changes in policies, procedures, or contracts until notice has been received as set forth in this Agreement.

16. CHANGE OF LAW. Where the effect of a requirement of the `40 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

17.      MISCELLANEOUS.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors and will be governed by the laws of the Commonwealth of Massachusetts.

The name "HighMark Funds" and "Trustees of the HighMark Funds" refer, respectively, to the Trust created by, and the Trustees as trustees (but not individually or personally), acting from time to time under, the Declaration of the Trust, to which reference is hereby made and copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "HighMark Funds" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and persons dealing with the Funds must look solely to the assets of the Trust belonging to such Funds for the enforcement of any claims against the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officer designated below as of the day and year first above written.

HIGHMARK CAPITAL MANAGEMENT, INC.                             Waddell & Reed Investment Management
                                                              Company

By:                                                           By:
   --------------------------------------------------            -----------------------------------------

Name:    Luke Mazur                                           Name: Henry Herrmann

Title:   President                                            Title: President

                                   SCHEDULE A

HIGHMARK GROWTH FUND

Advisory Fee:  60 b.p.

Sub-Advisory Fee: 30 b.p. on all assets, including cash and cash equivalents, calculated and payable in accordance with the provision of Section 7 of the Agreement.

The Sub-Advisory fee shall be payable out of the Advisory fee.

                                   SCHEDULE B

SUB-ADVISER PERFORMANCE STANDARDS

Outperform the S&P 500 / Barra Growth Index and perform in the top 30% of the Morningstar Large Growth Category.

Sub-Advisor will diligently perform services as defined under this Agreement. However, Sub-Advisor makes no representations or guarantees whatsoever that the objective of the Fund will be achieved or that the Sub-Adviser Assets will outperform its benchmark as set forth above.

                              HighMark Growth Fund

                         PROXY FOR A SPECIAL MEETING OF
                       SHAREHOLDERS ON SEPTEMBER 28, 2001

This proxy is solicited by the Board of Trustees of HighMark Funds for use at a Special Meeting of Shareholders of the HighMark Growth Fund ("Special Meeting") to be held on September 28, 2001 at 3:00 p.m. Eastern Time at the offices of SEI Investments Mutual Funds Services at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The undersigned hereby appoints James R. Foggo and William E. Zitelli, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matters and upon any other matter which may come before the Special Meeting in their discretion:

PROPOSAL (1) Approval of the Investment Sub-Advisory Agreement between HighMark Capital Management, Inc. and Waddell & Reed Investment Management Company, with respect to the HIGHMARK GROWTH FUND.

           FOR                        AGAINST                            ABSTAIN
---------                  ---------                          ---------

PROPOSAL (2) Transaction of such other business as may properly come before the Special Meeting.

           FOR                        AGAINST                            ABSTAIN
---------                  ---------                          ---------

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposals.

         The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated __________________, 2001 and the Proxy Statement attached hereto:


                  --------------------------------------------------------------
                  Signature(s) of Shareholder(s)

                  --------------------------------------------------------------
                  Signature(s) of Shareholder(s)

                  Date:                                    , 2001
                        ----------------------------------


IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***


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